                                                                    Exhibit 99.2


ABFC 2004-FF1                                        Banc of America Securities


ASSUMPTIONS
Loss Severity             50%
Recovery Delay            12 months
Trigger                   Fail
Run to                    Maturity
Libor                     Forward Curve
Defaults are in addition to prepayments


------------------------------------------------------------------------------------------------------------------------------------
                               25 CPR                                40 CPR                                 60 CPR
------------------------------------------------------------------------------------------------------------------------------------
                     CDR (%)          Cum Loss (%)          CDR (%)          Cum Loss (%)          CDR (%)          Cum Loss (%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-1              10.0              13.34               12.3               10.30               17.1                8.68
Class M-2              7.4               10.49                8.3                7.32               10.7                5.64
Class M-3              6.5                9.42                7.0                6.28                8.6                4.60
Class M-4              5.8                8.55                6.0                5.46                7.1                3.83
Class M-5              5.2                7.79                5.0                4.61                5.6                3.05
Class M-6              4.8                7.26                4.4                4.09                4.6                2.52
Class M-7              4.5                6.86                3.8                3.57                3.4                1.88
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-FF1                                       Banc of America Securities




ASSUMPTIONS
Prepay Speed             50% PPC
Libor                    Forward Curve
Run to                   Call


---------------------------------------------------------------------     --------------------------------------------------------
        PERIOD                   DATE               CLASS A2 AFC                PERIOD             DATE           CLASS A2 AFC
---------------------------------------------------------------------     --------------------------------------------------------
           1                   8/25/2004               6.29%                      76            11/25/2010           9.27%
           2                   9/25/2004               5.27%                      77            12/25/2010           9.59%
           3                  10/25/2004               5.45%                      78             1/25/2011           9.28%
           4                  11/25/2004               5.29%                      79             2/25/2011           9.28%
           5                  12/25/2004               5.47%                      80             3/25/2011           10.28%
           6                   1/25/2005               5.29%                      81             4/25/2011           9.28%
           7                   2/25/2005               5.29%                      82             5/25/2011           9.59%
           8                   3/25/2005               5.86%                      83             6/25/2011           9.28%
           9                   4/25/2005               5.29%                      84             7/25/2011           9.59%
          10                   5/25/2005               5.48%                      85             8/25/2011           9.28%
          11                   6/25/2005               5.31%                      86             9/25/2011           9.28%
          12                   7/25/2005               5.48%                      87            10/25/2011           9.59%
          13                   8/25/2005               5.31%                      88            11/25/2011           9.28%
          14                   9/25/2005               5.31%                      89            12/25/2011           9.59%
          15                  10/25/2005               5.48%                      90             1/25/2012           9.28%
          16                  11/25/2005               5.32%                      91             2/25/2012           9.28%
          17                  12/25/2005               5.50%                      92             3/25/2012           9.92%
          18                   1/25/2006               5.32%                      93             4/25/2012           9.28%
          19                   2/25/2006               5.32%                      94             5/25/2012           9.59%
          20                   3/25/2006               5.89%                      95             6/25/2012           9.28%
          21                   4/25/2006               5.32%                      96             7/25/2012           9.59%
          22                   5/25/2006               5.55%                      97             8/25/2012           9.28%
          23                   6/25/2006               7.16%                      98             9/25/2012           9.28%
          24                   7/25/2006               7.39%                      99            10/25/2012           9.59%
          25                   8/25/2006               7.16%                     100            11/25/2012           9.28%
          26                   9/25/2006               7.16%                     101            12/25/2012           9.59%
          27                  10/25/2006               7.39%                     102             1/25/2013           9.28%
          28                  11/25/2006               7.17%                     103             2/25/2013           9.28%
          29                  12/25/2006               7.70%                     104             3/25/2013           10.28%
          30                   1/25/2007               7.45%                     105             4/25/2013           9.28%
          31                   2/25/2007               7.45%                     106             5/25/2013           9.59%
          32                   3/25/2007               8.24%                     107             6/25/2013           9.28%
          33                   4/25/2007               7.45%                     108             7/25/2013           9.59%
          34                   5/25/2007               7.71%                     109             8/25/2013           9.28%
          35                   6/25/2007               7.87%                     110             9/25/2013           9.28%
          36                   7/25/2007               8.13%                     111            10/25/2013           9.59%
          37                   8/25/2007               7.87%                     112            11/25/2013           9.28%
          38                   9/25/2007               7.87%                     113            12/25/2013           9.59%
          39                  10/25/2007               8.13%                     114             1/25/2014           9.28%
          40                  11/25/2007               7.88%                     115             2/25/2014           9.28%
          41                  12/25/2007               8.38%                     116             3/25/2014           10.28%
          42                   1/25/2008               8.11%                     117             4/25/2014           9.28%
          43                   2/25/2008               8.11%                     118             5/25/2014           9.59%
          44                   3/25/2008               8.67%                     119             6/25/2014           9.28%
          45                   4/25/2008               8.11%                     120             7/25/2014           9.59%
          46                   5/25/2008               8.39%                     121             8/25/2014           9.28%
          47                   6/25/2008               8.28%                     122             9/25/2014           9.28%
          48                   7/25/2008               8.56%                     123            10/25/2014           9.59%
          49                   8/25/2008               8.28%                     124            11/25/2014           9.28%
          50                   9/25/2008               8.28%                     125            12/25/2014           9.59%
          51                  10/25/2008               8.56%                     126             1/25/2015           9.28%
          52                  11/25/2008               8.29%                     127             2/25/2015           9.28%
          53                  12/25/2008               8.73%                     128             3/25/2015           10.28%
          54                   1/25/2009               8.45%                     129             4/25/2015           9.28%
          55                   2/25/2009               8.45%                     130             5/25/2015           9.59%
          56                   3/25/2009               9.36%                     131             6/25/2015           9.28%
          57                   4/25/2009               8.45%                     132             7/25/2015           9.59%
          58                   5/25/2009               8.85%                     133             8/25/2015           9.28%
          59                   6/25/2009               8.97%                     134             9/25/2015           9.28%
          60                   7/25/2009               9.27%                     135            10/25/2015           9.59%
          61                   8/25/2009               8.97%                     136            11/25/2015           9.28%
          62                   9/25/2009               8.97%                     137            12/25/2015           9.59%
          63                  10/25/2009               9.27%                     138             1/25/2016           9.28%
          64                  11/25/2009               9.00%                     139             2/25/2016           9.28%
          65                  12/25/2009               9.50%                     140             3/25/2016           9.92%
          66                   1/25/2010               9.19%                     141             4/25/2016           9.28%
          67                   2/25/2010               9.19%                     142             5/25/2016           9.59%
          68                   3/25/2010               10.18%                    143             6/25/2016           9.28%
          69                   4/25/2010               9.19%                     144             7/25/2016           9.59%
          70                   5/25/2010               9.51%                     145             8/25/2016           9.28%
          71                   6/25/2010               9.27%                     146             9/25/2016           9.28%
          72                   7/25/2010               9.58%                     147            10/25/2016           9.59%
          73                   8/25/2010               9.27%
          74                   9/25/2010               9.27%
          75                  10/25/2010               9.58%
---------------------------------------------------------------------     --------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-FF1                                        Banc of America Securities


ASSUMPTIONS
FRM PPC                  4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC                  4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
                         50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay           12 months
Severity                 65%
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments

CLASS M-4
                         ---------------------------------------------------------------------------------------------------
                          FORWARD LIBOR                                        LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
----------------------------------------------------------------------------------------------------------------------------
          PPC                CDR (%)       Cum Loss (%)      WAL (Yrs)        CDR (%)       Cum Loss (%)      WAL (Yrs)
----------------------------------------------------------------------------------------------------------------------------
          75%                         4.5           10.88           20.49              4.2           10.26            20.53
          100%                        4.3            8.04           15.56              3.9            7.36            16.20
          135%                        4.3            5.94           11.48              3.6            5.03            11.56
----------------------------------------------------------------------------------------------------------------------------


CLASS M-5
                         ---------------------------------------------------------------------------------------------------
                          FORWARD LIBOR                                        LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
----------------------------------------------------------------------------------------------------------------------------
          PPC                CDR (%)       Cum Loss (%)      WAL (Yrs)        CDR (%)       Cum Loss (%)      WAL (Yrs)
----------------------------------------------------------------------------------------------------------------------------
          75%                         4.0            9.83           20.13              4.0            9.83            22.02
          100%                        3.8            7.19           15.78              3.4            6.49            16.24
          135%                        3.7            5.16           11.76              3.0            4.23            11.81
----------------------------------------------------------------------------------------------------------------------------


CLASS M-6
                         ---------------------------------------------------------------------------------------------------
                          FORWARD LIBOR                                        LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
----------------------------------------------------------------------------------------------------------------------------
          PPC                CDR (%)       Cum Loss (%)      WAL (Yrs)        CDR (%)       Cum Loss (%)      WAL (Yrs)
----------------------------------------------------------------------------------------------------------------------------
          75%                         3.8            9.40           22.21              3.9            9.62            24.79
          100%                        3.5            6.66           17.06              3.2            6.14            18.09
          135%                        3.3            4.63           12.85              2.6            3.69            12.87
----------------------------------------------------------------------------------------------------------------------------


CLASS M-7
                         ---------------------------------------------------------------------------------------------------
                          FORWARD LIBOR                                        LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
----------------------------------------------------------------------------------------------------------------------------
          PPC                CDR (%)       Cum Loss (%)      WAL (Yrs)        CDR (%)       Cum Loss (%)      WAL (Yrs)
----------------------------------------------------------------------------------------------------------------------------
          75%                         3.6            8.96           20.92              3.7            9.18            22.24
          100%                        3.3            6.31           17.55              3.0            5.78            17.76
          135%                        2.8            3.96           12.00              2.1            3.00            12.27
----------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-FF1                                        Banc of America Securities


ASSUMPTIONS
FRM PPC                  4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC                  4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
                              50% CPR months 23-27; 27% CPR month 28 and
                              thereafter
Recovery Delay           12 months
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments

CLASS M-4
                          --------------------------------------------------------------------------------------------------------
                                                                       FORWARD LIBOR
                          --------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                     Severity: 55%
----------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)       Cum Loss (%)      WAL (Yrs)
----------------------------------------------------------------------------------------------------------------------------------
           75%                         8.3             9.66            17.87             5.3            10.58            19.82
          100%                         8.1             7.51            14.20             5.1             7.92            15.26
          135%                         8.1             5.71            10.65             5.1             5.90            11.31
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-4
                          ------------------------------------------------------------------------------------------------------
                                                             LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                      Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)        Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         7.6             9.03            18.31              4.9             9.91            19.79
          100%                         7.1             6.72            14.65              4.6             7.23            15.89
          135%                         6.8             4.88            10.99              4.3             5.03            11.50
--------------------------------------------------------------------------------------------------------------------------------


CLASS M-5
                          ------------------------------------------------------------------------------------------------------
                                                                       FORWARD LIBOR
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                     Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)       Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         7.5             8.93            18.45             4.8             9.73            20.17
          100%                         7.1             6.72            14.55             4.5             7.09            15.52
          135%                         6.8             4.88            10.83             4.3             5.03            11.38
--------------------------------------------------------------------------------------------------------------------------------

CLASS M-5
                          ------------------------------------------------------------------------------------------------------
                                                             LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                      Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)        Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         7.1             8.56            19.23              4.7             9.56            21.61
          100%                         6.2             5.99            15.07              4.0             6.37            15.97
          135%                         5.5             4.02            11.15              3.5             4.14            11.58
--------------------------------------------------------------------------------------------------------------------------------


CLASS M-6
                          ------------------------------------------------------------------------------------------------------
                                                                       FORWARD LIBOR
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                     Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)       Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         7.0             8.46            20.12             4.5             9.21            21.99
          100%                         6.5             6.23            15.84             4.2             6.66            17.31
          135%                         6.1             4.42            11.96             3.9             4.59            12.68
--------------------------------------------------------------------------------------------------------------------------------

CLASS M-6
                          ------------------------------------------------------------------------------------------------------
                                                             LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                      Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)        Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         6.9             8.36            21.42              4.5             9.21            22.16
          100%                         5.8             5.65            16.85              3.8             6.08            18.36
          135%                         4.8             3.55            12.30              3.1             3.69            12.88
--------------------------------------------------------------------------------------------------------------------------------


CLASS M-7
                          -------------------------------------------------------------------------------------------------------
                                                                       FORWARD LIBOR
                          -------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                     Severity: 55%
---------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)       Cum Loss (%)      WAL (Yrs)
---------------------------------------------------------------------------------------------------------------------------------
           75%                         6.6             8.07            19.43             4.3             8.86            21.98
          100%                         6.0             5.82            15.73             3.8             6.08            16.08
          135%                         5.2             3.82            11.45             3.3             3.92            11.82
---------------------------------------------------------------------------------------------------------------------------------

CLASS M-7
                          ------------------------------------------------------------------------------------------------------
                                                             LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
                          ------------------------------------------------------------------------------------------------------
                                            Severity: 35%                                      Severity: 55%
--------------------------------------------------------------------------------------------------------------------------------
           PPC                CDR (%)        Cum Loss (%)      WAL (Yrs)         CDR (%)        Cum Loss (%)      WAL (Yrs)
--------------------------------------------------------------------------------------------------------------------------------
           75%                         6.5             7.97            20.00              4.3             8.86            21.39
          100%                         5.3             5.22            16.28              3.5             5.64            17.33
          135%                         3.8             2.85            11.77              2.5             3.00            12.31
--------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

               ABFC 2004-FF1
                 IO LOANS
         COLLATERAL SUMMARY REPORT




SELECTION CRITERIA:
TABLE OF CONTENTS

1. General Pool Characteristics
2. Lien Position
3. Product Type
4. Cut-Off Balance
5. Original Balance
6. Coupon
7. Credit Score*
8. Credit Grade
9. Index
10. Loan Purpose
11. Property Type
12. Documentation
13. Occupancy Status
14. State
15. Zip Code
16. OCLTV
17. Delinquency*
18. Penalty Term
19. Original Term
20. Remaining Term
21. Age
22. Rate Margin
23. Initial Cap
24. Interim Cap
25. Rollterm
26. Maximum Rate
27. Minimum Rate



1. GENERAL POOL CHARACTERISTICS

Pool Size: $496,920,980.79
Loan Count: 1,988
Avg.Balance: $249,960.25
Total OBal: $496,957,059.00
Avg. OBal: $249,978.40
W.A. Gross: 6.0151%
W.A. FICO*: 657
Unknown FICO Score:
W.A. OCLTV: 82.16%
W.A. Gross: 6.0151%
W.A. OTerm: 360.0
W.A. RTerm: 357.6
W.A. IO Term: 60.0
W.A. Age: 2.4
% over 80 OCLTV: 29.43%
% over 90 OCLTV: 10.38%
% ARM: 100.00%
% 2nd Liens: 0
W.A. Roll: 28.83 months
W.A. Margin: 4.5179%
W.A. Initial Cap: 2.9592%
W.A. Interim Cap: 1.0000%
W.A. Ceiling: 12.0144%
W.A. Floor: 6.0151%
Max. Zipcode Conc: 0.78%

* FICO not available for 0 loans, or 0.00% of the aggregate pool balance.

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

2. LIEN POSITION

-------------------------------------------------------
LIEN POSITION                                PERCENT
-------------------------------------------------------
1                                              100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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3. PRODUCT TYPE

-------------------------------------------------------
PRODUCT TYPE                                 PERCENT
-------------------------------------------------------
2/28 6ML IO                                     71.92%
-------------------------------------------------------
3/27 IO                                           7.42
-------------------------------------------------------
5/25 IO                                          18.63
-------------------------------------------------------
6ML IO                                            2.04
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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4. CUT-OFF BALANCE

-------------------------------------------------------
CUT-OFF BALANCE                              PERCENT
-------------------------------------------------------
less than 50,000                                 0.07%
-------------------------------------------------------
50,001 - 100,000                                  2.73
-------------------------------------------------------
100,001 - 150,000                                  9.8
-------------------------------------------------------
150,001 - 200,000                                13.11
-------------------------------------------------------
200,001 - 250,000                                12.38
-------------------------------------------------------
250,001 - 300,000                                14.44
-------------------------------------------------------
300,001 - 350,000                                10.18
-------------------------------------------------------
350,001 - 400,000                                 6.83
-------------------------------------------------------
400,001 - 450,000                                 5.53
-------------------------------------------------------
450,001 - 500,000                                 4.11
-------------------------------------------------------
>= 500,001                                       20.81
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
Average: 249,960.25
Lowest: 38,000.00
Highest: 1,000,000.00

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

5. ORIGINAL BALANCE

-------------------------------------------------------
ORIGINAL BALANCE                             PERCENT
-------------------------------------------------------
equal to 50,000                                  0.07%
-------------------------------------------------------
50,001 - 100,000                                  2.73
-------------------------------------------------------
100,001 - 150,000                                  9.8
-------------------------------------------------------
150,001 - 200,000                                13.11
-------------------------------------------------------
200,001 - 250,000                                12.38
-------------------------------------------------------
250,001 - 300,000                                14.44
-------------------------------------------------------
300,001 - 350,000                                10.18
-------------------------------------------------------
350,001 - 400,000                                 6.83
-------------------------------------------------------
400,001 - 450,000                                 5.53
-------------------------------------------------------
450,001 - 500,000                                 4.11
-------------------------------------------------------
over 500,001                                     20.81
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
Average: 249,978.40
Lowest: 38,000.00
Highest: 1,000,000.00

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6. COUPON

-------------------------------------------------------
COUPON                                       PERCENT
-------------------------------------------------------
3.501 - 4.000                                    0.10%
-------------------------------------------------------
4.001 - 4.500                                     1.02
-------------------------------------------------------
4.501 - 5.000                                     7.05
-------------------------------------------------------
5.001 - 5.500                                    21.49
-------------------------------------------------------
5.501 - 6.000                                    27.69
-------------------------------------------------------
6.001 - 6.500                                    20.08
-------------------------------------------------------
6.501 - 7.000                                     13.2
-------------------------------------------------------
7.001 - 7.500                                     6.01
-------------------------------------------------------
7.501 - 8.000                                     2.72
-------------------------------------------------------
8.001 - 8.500                                     0.44
-------------------------------------------------------
8.501 - 9.000                                     0.19
-------------------------------------------------------
9.001 - 9.500                                     0.01
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 6.015
Lowest: 3.999
Highest: 9.125

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7. CREDIT SCORE*

-------------------------------------------------------
CREDIT SCORE*                                PERCENT
-------------------------------------------------------
800 - 849                                        0.01%
-------------------------------------------------------
750 - 799                                         5.59
-------------------------------------------------------
700 - 749                                        14.66
-------------------------------------------------------
650 - 699                                        32.44
-------------------------------------------------------
600 - 649                                           36
-------------------------------------------------------
550 - 599                                        10.18
-------------------------------------------------------
500 - 549                                         1.13
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 657
Lowest: 540
Highest: 800

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

8. CREDIT GRADE

-------------------------------------------------------
CREDIT GRADE                                 PERCENT
-------------------------------------------------------
                                               100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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9. INDEX

-------------------------------------------------------
INDEX                                        PERCENT
-------------------------------------------------------
6ML                                            100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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10. LOAN PURPOSE

-------------------------------------------------------
LOAN PURPOSE                                 PERCENT
-------------------------------------------------------
C/O Refi                                        23.32%
-------------------------------------------------------
Purchase                                         71.84
-------------------------------------------------------
R/T Refi                                          4.84
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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11. PROPERTY TYPE

-------------------------------------------------------
PROPERTY TYPE                                PERCENT
-------------------------------------------------------
Condo                                            9.88%
-------------------------------------------------------
Condo >4                                          0.59
-------------------------------------------------------
Multi Family - 2 Units                            2.18
-------------------------------------------------------
Multi Family - 3 Units                            0.47
-------------------------------------------------------
Multi Family - 4 Units                             0.3
-------------------------------------------------------
PUD                                              24.83
-------------------------------------------------------
Single Family                                    61.76
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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12. DOCUMENTATION

-------------------------------------------------------
DOCUMENTATION                                PERCENT
-------------------------------------------------------
Full                                            94.33%
-------------------------------------------------------
Limited                                           1.65
-------------------------------------------------------
Stated                                            0.31
-------------------------------------------------------
Stated +                                          3.72
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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


13. OCCUPANCY STATUS

-------------------------------------------------------
OCCUPANCY STATUS                             PERCENT
-------------------------------------------------------
Non-Owner Occupied                               3.86%
-------------------------------------------------------
Owner Occupied                                   95.29
-------------------------------------------------------
Second Home                                       0.85
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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14. STATE

-------------------------------------------------------
STATE                                        PERCENT
-------------------------------------------------------
California                                      61.56%
-------------------------------------------------------
Florida                                           5.75
-------------------------------------------------------
Colorado                                          3.11
-------------------------------------------------------
Nevada                                            2.77
-------------------------------------------------------
Georgia                                           2.54
-------------------------------------------------------
Washington                                        2.22
-------------------------------------------------------
Other                                            22.05
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
Number of States: 41

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15. ZIP CODE

-------------------------------------------------------
ZIP CODE                                     PERCENT
-------------------------------------------------------
92860                                            0.78%
-------------------------------------------------------
92679                                             0.75
-------------------------------------------------------
92562                                             0.51
-------------------------------------------------------
91913                                             0.51
-------------------------------------------------------
92009                                             0.47
-------------------------------------------------------
Other                                            96.98
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------

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16. OCLTV

-------------------------------------------------------
OCLTV                                        PERCENT
-------------------------------------------------------
20.01 - 25.00                                    0.04%
-------------------------------------------------------
30.01 - 35.00                                     0.05
-------------------------------------------------------
40.01 - 45.00                                     0.03
-------------------------------------------------------
45.01 - 50.00                                     0.17
-------------------------------------------------------
50.01 - 55.00                                     0.19
-------------------------------------------------------
55.01 - 60.00                                     0.37
-------------------------------------------------------
60.01 - 65.00                                     1.71
-------------------------------------------------------
65.01 - 70.00                                     2.21
-------------------------------------------------------
70.01 - 75.00                                      3.3
-------------------------------------------------------
75.01 - 80.00                                    62.52
-------------------------------------------------------
80.01 - 85.00                                     5.57
-------------------------------------------------------
85.01 - 90.00                                    13.48
-------------------------------------------------------
90.01 - 95.00                                      7.5
-------------------------------------------------------
95.01 - 100.00                                    2.88
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 82.16%
Lowest: 21.24%
Highest: 100.00%

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

17. DELINQUENCY*

-------------------------------------------------------
DELINQUENCY*                                 PERCENT
-------------------------------------------------------
0-29 days                                      100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
* OTS method

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18. PENALTY TERM

-------------------------------------------------------
PENALTY TERM                                 PERCENT
-------------------------------------------------------
0                                                9.92%
-------------------------------------------------------
12                                                5.54
-------------------------------------------------------
24                                               63.34
-------------------------------------------------------
36                                               20.98
-------------------------------------------------------
48                                                0.22
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 26.12
Lowest: 0
Highest: 48

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19. ORIGINAL TERM

-------------------------------------------------------
ORIGINAL TERM                                PERCENT
-------------------------------------------------------
360                                            100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

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20. REMAINING TERM

-------------------------------------------------------
REMAINING TERM                               PERCENT
-------------------------------------------------------
331 - 360                                      100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 357.6 months
Lowest: 357 months
Highest: 359 months

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

21. AGE

-------------------------------------------------------
AGE                                          PERCENT
-------------------------------------------------------
3-Jan                                          100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 2.4 months
Lowest: 1 months
Highest: 3 months

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22. RATE MARGIN

-------------------------------------------------------
RATE MARGIN                                  PERCENT
-------------------------------------------------------
less than 3.000                                  0.09%
-------------------------------------------------------
3.001 - 4.000                                       36
-------------------------------------------------------
4.001 - 5.000                                    37.65
-------------------------------------------------------
5.001 - 6.000                                    21.18
-------------------------------------------------------
6.001 - 7.000                                     4.83
-------------------------------------------------------
7.001 - 8.000                                     0.24
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 4.518%
Lowest: 2.500%
Highest: 7.750%

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23. INITIAL CAP

-------------------------------------------------------
INITIAL CAP                                  PERCENT
-------------------------------------------------------
1                                                2.04%
-------------------------------------------------------
3                                                97.96
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 2.959%
Lowest: 1.000%
Highest: 3.000%

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24. INTERIM CAP

-------------------------------------------------------
INTERIM CAP                                  PERCENT
-------------------------------------------------------
1                                              100.00%
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

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25. ROLLTERM

-------------------------------------------------------
ROLLTERM                                     PERCENT
-------------------------------------------------------
6-Jan                                            2.04%
-------------------------------------------------------
19 - 24                                          71.92
-------------------------------------------------------
31 - 36                                           7.42
-------------------------------------------------------
55 - 60                                          18.63
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 28.8 months
Lowest: 3 months
Highest: 59 months

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

26. MAXIMUM RATE

-------------------------------------------------------
MAXIMUM RATE                                 PERCENT
-------------------------------------------------------
9.001 - 10.000                                   0.10%
-------------------------------------------------------
10.001 - 11.000                                   8.08
-------------------------------------------------------
11.001 - 12.000                                  49.25
-------------------------------------------------------
12.001 - 13.000                                  33.21
-------------------------------------------------------
13.001 - 14.000                                   8.73
-------------------------------------------------------
14.001 - 15.000                                   0.62
-------------------------------------------------------
15.001 - 16.000                                   0.01
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 12.014%
Lowest: 10.000%
Highest: 15.125%

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27. MINIMUM RATE

-------------------------------------------------------
MINIMUM RATE                                 PERCENT
-------------------------------------------------------
3.001 - 4.000                                    0.10%
-------------------------------------------------------
4.001 - 5.000                                     8.08
-------------------------------------------------------
5.001 - 6.000                                    49.18
-------------------------------------------------------
6.001 - 7.000                                    33.28
-------------------------------------------------------
7.001 - 8.000                                     8.73
-------------------------------------------------------
8.001 - 9.000                                     0.62
-------------------------------------------------------
9.001 - 10.000                                    0.01
-------------------------------------------------------
TOTAL:                                         100.00%
-------------------------------------------------------
W.A.: 6.015%
Lowest: 3.999%
Highest: 9.125%

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Banc of America Securities LLC




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information
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that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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any securities discussed herein or otherwise, will be superseded by the
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